INVESTOR RIGHTS AGREEMENT

INVESTOR RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 2007, by and among T3 Motion, Inc., a Delaware corporation (the "Company"), and Immersive Media Corp., an Alberta, Canada corporation ("Purchaser").

WHEREAS:

A.           In connection with the Securities Purchase Agreement by and among the parties hereto dated December __, 2007 (the "Securities Purchase Agreement"), the Company, has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to Purchaser among other things (i)  shares (the "Common Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), and (ii) warrants (the "Warrants"), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the "Warrant Shares").

B.           To induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchaser hereby agree as follows:

1.      Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

a.      "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the State of California are authorized or required by law to remain closed.

b.      "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

c.      "Effective Date" means the date the Registration Statement has been declared effective by the SEC.

d.      "Effectiveness Deadline" means, with respect to the First Registration Statement, the date which is 90 days after the Filing Date of the First Registration Statement, or if there is a review of such Registration Statement by the SEC, 150 days after the Filing Date of the First Registration Statement; and with respect to the Second Registration Statement, the date which is 90 days after the Filing Date of the Second Registration Statement, or if there is a review of such Registration Statement by the SEC, 150 days after the Filing Date of the Second Registration Statement.

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e.      "Filing Date" means the date the applicable Registration Statement has been filed with the SEC.

f.      "Filing Deadline" means, with respect to the First Registration Statement,  45 days after the date hereof and, if necessary, with respect to the Second Registration Statement, 30 days after the SEC shall permit the registration of the remaining Registrable Securities under Rule 415.

g.      "Investor" means a Purchaser or any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

h.      "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

i.      "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

j.      "Registrable Securities" means (i) the Common Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, and (iii) any shares of capital stock of the Company issued or issuable with respect to the Warrant Shares and the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

k.      "Registration Statement" means the registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

l.      "Required Registration Amount" for the Registration Statement means the sum of (i) 100% of the Common Shares issued as of the Business Day immediately preceding the applicable date of determination, and (ii) 100% the number of Warrant Shares issued and issuable pursuant to the Warrants as of the Business Day immediately preceding the applicable date of determination; provided, however, that the 100% of the number of the Common Shares shall be reduced to the extent necessary in the event the SEC will not declare the Registration Statement effective without such reduction.

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m.       "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

n.      "SEC" means the United States Securities and Exchange Commission.

2.      Registration.

a.      Mandatory Registration.

(1)           First Registration Statement.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC under the 1933 Act, a Registration Statement on Form S-1 or Form S-3 covering the resale of all of the Registrable Securities.  In the event that Form S-1 or Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Investors.

(2)           Second Registration Statement. In the event that the SEC has limited the number of shares that may be registered pursuant to Rule 415 under the First Registration Statement, the Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-1 or Form S-3 covering the resale of the balance of the Required Registration Amount.  In the event that Form S-1 or Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Investors.

(3)           The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  The Company shall cause such Registration Statement to remain at all times effective for a period of 24 months from the date of effectiveness of such Registration Statement (“Termination Date”), and shall file and maintain the effectiveness of such further Registration Statements, in accordance with the terms hereof, as may be required to ensure that a Registration Statement covering all Registrable Securities previously registered on the Registration Statement that is subject to the Termination Date and not otherwise eligible to be sold under Rule 144(k) or any successor provision, is at all times effective under the 1933 Act until the date that is six years from the Closing Date.

b.      Piggyback Registration.  After the date hereof, if the Company proposes to register (including for this purpose a registration statement effected by the Company for stockholders ) any of its stock or other securities under the 1933 Act (other than a registration relating solely to the sale of securities to participants in a Company employee stock or similar plan on Form S-8 and an exchange registration on Form S-4) and all of the Registrable Securities are not then subject to effective or filed registration statements,  the Company shall, at such time, promptly give each holder of Registrable Securities written notice of such registration.  Upon the written request of each holder of Registrable Securities given within twenty (20) days after mailing of such notice by the Company, the Company shall, cause in such registration to be registered under the 1933 Act all of the Registrable Securities that each such holder has requested to be registered.

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3.      Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.      The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.  The Company shall provide notice in accordance herewith to each holder of Registrable Securities of the effectiveness of the Registration Statement.  Subject to Section 2(a)(3), the Company shall keep each Registration Statement effective under the 1933 Act at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period").  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b.      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c.      Upon reasonable request, provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and not file any document to which such counsel reasonably objects.

d.      Upon reasonable request, the Company shall furnish to the Investors and their legal counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, such reasonable number of copies of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, as may be requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

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e.      Upon request, the Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, such reasonable number of copies of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, as may be requested by an Investor, all exhibits and each preliminary prospectus and  (ii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

f.      The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information), and, promptly prepare and file a supplement or amendment to such Registration Statement to correct such untrue statement or omission.

g.      The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.  The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to a Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the Effective Date.

h.      The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

i.      The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with, qualified under or approved by such other governmental agencies or authorities, including, without limitation, under applicable state and provincial securities laws, as may be necessary to consummate the disposition of such Registrable Securities; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

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j.      The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

k.      Notwithstanding anything to the contrary herein, at any time after the Effective Date, for not more than 45 consecutive days or for a total of not more than 60 days in any twelve (12) month period, the Company may delay the disclosure of material, non-public information concerning the Company (A) the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its outside legal counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required or (B) to the extent the Company is required to file a post-effective amendment to the Registration Statement (a "Grace Period");  provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of a Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to a Grace Period, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Grace Period and (c) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable.

l.      The Company shall cause all Registrable Securities registered pursuant to the Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

m.           The Company shall permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of the Registration Statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included so long as such material is reasonably acceptable to the Company.

4.      Obligations of the Investors.

a.      At least four (4) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

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b.      Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

c.      Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

d.      Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.      Expenses of Registration.

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of legal counsel for the Company shall be paid by the Company.

6.      Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

INVESTORS RIGHTS AGREEMENT

                a.      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations").  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(e) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.      In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, including without limitation material required to be inserted pursuant to Section 3(m) ; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the gross proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

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c.      Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own legal counsel with the fees and expenses of not more than one legal counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of legal counsel retained by the indemnifying party, the representation by such legal counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such legal counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities (“Required Holders”) included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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d.      The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.      The indemnity agreements contained herein shall be in addition to  (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.      Contribution.

To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.      Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144"), Rule 144A promulgated under the 1933 Act ("Rule 144A") or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, following effectiveness of the Registration Statement, the Company agrees to:

a.      at all times, make and keep public information available, as those terms are understood and defined in Rule 144;

b.      file with, or furnish to, the SEC all reports and other documents required to be filed or furnished by the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing or furnishing of such reports and other documents is required in order to sell securities pursuant to Rule 144, Rule 144A or any other rule or regulation of the SEC allowing it to sell any such securities without registration; and

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c.      so long as an Investor owns any Registrable Securities, furnish to such Investor forthwith upon reasonable request:  a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1934 Act (at any time after it has become subject to such reporting requirements); unless it is available on EDGAR, a copy of the most recent annual or quarterly report of the Company filed with the SEC; and unless they are available on EDGAR, such other reports and documents as an Investor may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

9.      Assignment of Registration Rights.

Prior to the initial declaration by the SEC of the effectiveness of the applicable Registration Statement, the rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if:  (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.           Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding a majority of the Registrable Securities, calculated on an as converted basis.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.           Participation in Future Financing.

a.      From the date hereof until the date that is the 18 month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries (as such term is defined in the Securities Purchase Agreement) of Common Stock or warrants, options, or convertible debt (“Common Stock Equivalents”) for cash consideration (a “Subsequent Financing”), the Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to that percentage of the Subsequent Financing (the “Participation Maximum”) equal to the Purchaser’s percentage ownership of the Common Stock, calculated as of any determination date assuming the conversion of all Registrable Securities, on the same terms, conditions and price provided for in the Subsequent Financing.

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b.      At least 15 Business Days prior to the closing of the Subsequent Financing, the Company shall deliver to the Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 10 Business Days after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

c.      Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (Calgary time) on the 5th Business Day after the Purchaser has received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no notice from a Purchaser as of such 5th Business Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

d.      If by 5:30 p.m. (Calgary time) on the 5th Business Day after the Purchaser has received the Pre-Notice, notifications by the Purchaser of its willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such proposed Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

e.      The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser will again have the right of participation set forth above in this Section 11, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 40 Business Days after the date of the initial Subsequent Financing Notice.

f.      Notwithstanding the foregoing, this Section 11 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors of the Company established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) shares issuable to institutional lenders to the Company in connection with a loan transaction, and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

INVESTORS RIGHTS AGREEMENT

12.           Miscellaneous.

a.      A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

b.      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall as set forth in Section 8(f) of the Securities Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.      This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the conflict of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County and the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

INVESTORS RIGHTS AGREEMENT

e.      This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.      Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.      This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.      All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

INVESTORS RIGHTS AGREEMENT

k.      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

INVESTORS RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Investor Rights agreement to be duly executed as of the date first written above.

COMPANY:
T3 MOTION, INC.
By:	/s/
Ki Nam
Chief Executive Officer

PURCHASER:
IMMERSIVE MEDIA CORP.
By:	/s/
Name
Chief Executive Officer

INVESTORS RIGHTS AGREEMENT